SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                               September 24, 2003
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        1-16619                       73-1612389
--------------             ------------------------          -------------------
  (State of                (Commission File Number)            (IRS Employer
Incorporation)                                               Identification No.)


            Kerr-McGee Center
         Oklahoma City, Oklahoma                              73125
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)




Item 9.   Regulation FD Disclosure
               On September 24, 2003, Kerr-McGee Corporation will hold a security analyst meeting to discuss its financial and operating outlook for 2003. During the meeting, the company will discuss certain expectations for oil and natural gas production volumes for the year 2003. A table providing the projection ranges of 2003 average daily oil and natural gas production is furnished below.



                                                                         Kerr-McGee Corp.
                                                            Projected Daily Average Production Volumes
As of September 2003
                                                                     2003 Production Forecast
                                   --------------------------------------------------------------------------------------------
                                        1-Qtr              2-Qtr              3-Qtr              4-Qtr               Year
                                   ----------------   ----------------   ----------------   ----------------   ----------------
Crude Oil                               Actual             Actual           Projected           Projected          Projected
(BOPD)
    Onshore                         21,300-  21,300    20,700-  20,700    17,000-  18,000(1) 17,000-  18,500(1) 19,000-  19,600(1)
    Offshore                        59,700-  59,700    57,500-  57,500    53,000-  55,000    49,000-  54,000    54,800-  56,500
                                   -------  -------   -------  -------   -------  -------   -------  -------   -------  -------
      U.S.                          81,000-  81,000    78,200-  78,200    70,000-  73,000    66,000-  72,500    73,800-  76,100
                                   -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

    North Sea                       80,100-  80,100    72,300-  72,300    65,000-  70,000    64,000-  71,000    70,300-  73,300
                                   -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

    Other International              4,300-   4,300     4,300-   4,300         0-       0(2)      0-       0(2)  2,100-   2,100(2)
                                   -------  -------   -------  -------   -------   ------   -------  -------   -------  -------

      Total                        165,400- 165,400   154,800- 154,800   135,000- 143,000   130,000- 143,500   146,200- 151,500
                                   =======  =======   =======  =======   =======  =======   =======  =======   =======  =======

Natural Gas
(MMCF/D)                                1-Qtr              2-Qtr              3-Qtr              4-Qtr               Year
                                   ----------------   ----------------   ----------------   ----------------   ----------------

    Onshore                            369-     369       342-     342       330-     345       330-     370       343-     356
    Offshore                           286-     286       275-     275       255-     270       245-     275       265-     276
                                   -------  -------   -------  -------   -------  -------   -------  -------   -------  -------
      U.S.                             655-     655       617-     617       585-     615       575-     645       608-     632
                                   -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

    North Sea                          106-     106        80-      80        90-      95        95-     110        93-      98
                                   -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

    Other International                  0-       0         0-       0         0-       0         0-       0         0-       0
                                   -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

      Total                            761-     761       697-     697       675-     710       670-     755       701-     730
                                   =======  =======   =======  =======   =======  =======   =======  =======   =======  =======


BOE/D                              292,200- 292,200   271,000- 271,000   247,500- 261,300   241,700- 269,300   263,000- 273,200
                                   =======  =======   =======  =======   =======  =======   =======  =======   =======  =======


Notes:
(1) Reflects reduction of approximately 2,500 BOPD of production associated with the sale of Stephens County, Texas assets, effective July 1, 2003.
(2) Reflects the sale of the company's interest in the Liuhua field effective July 1, 2003.

        ** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table regarding Kerr-McGee's projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee's Annual Report on Form 10-K and other SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                           By:     (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: September 24, 2003